UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Hemisphere Media Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 1. The election of four Class III directors to the Board of Directors for a three-year term expiring at the 2025 annual meeting; Signature_____________________________________Signature, if held jointly____________________________________ Date_____________, 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X YES NO FOR FOR FOR FOR WITHHOLD WITHHOLD WITHHOLD WITHHOLD Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 11, 2022. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK EASY PROXY Our Board of Directors recommends you vote “FOR” each of the Class III director nominees in Proposal 1. 19875 Hemisphere Proxy Card_REV1- Front CONTROL NUMBER INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Nominees: (1) Alan J. Sokol (2) Ernesto Vargas Guajardo (3) Eric Zinterhofer (4) Sonia Dulá 3. The approval of the non-binding advisory resolution approving the compensation of our named executive officers. FOR AGAINST ABSTAIN Our Board of Directors recommends you vote “FOR” Proposal 3. 2. The ratification of the appointment by the Board of Directors of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and FOR AGAINST ABSTAIN Our Board of Directors recommends you vote “FOR” Proposal 2. Please indicate if you plan to attend this meeting. For address change, mark here (see reverse for instructions).

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 12, 2022 The Proxy Statement and the 2021 Annual Report to Stockholders are available at http://www.cstproxy.com/hemispheretv/2022 HEMISPHERE MEDIA GROUP, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS Thursday, May 12, 2022 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having received the Notice of Annual Meeting of Stockholders and related proxy materials, hereby appoints Craig D. Fischer and Alex J. Tolston, or either of them, as proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Hemisphere Media Group, Inc., to be held on Thursday, May 12, 2022 at 9:00 a.m., local time at the Four Seasons Hotel, 1435 Brickell Avenue, 6th floor (Bal Harbour Room), Miami, FL, 33131, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting (the “Annual Meeting”), and to vote all of the shares of stock of Hemisphere Media Group, Inc. that the undersigned would be entitled to vote if personally present at the meeting (and any adjournments or postponements thereof) on matters listed on the reverse side. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEMISPHERE MEDIA GROUP, INC. THIS PROXY WILL BE VOTED AS VALIDLY DIRECTED ON THE REVERSE SIDE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOLLOWING RECOMMENDATIONS OF THE BOARD OF DIRECTORS: “FOR” EACH OF THE CLASS III DIRECTOR NOMINEES FOR ELECTION, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3. In their discretion, the proxy holders are authorized to vote upon such other business as many properly come before the meeting, and any adjournment or postponement thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT THE SHARES MAY BE REPRESENTED AT THE MEETING. YOU MUST SIGN THE CARD ON THE REVERSE SIDE FOR YOUR VOTE TO COUNT. Address Change: 19875 Hemisphere Proxy Card_REV1- Back (if you noted any Address Changes above, please mark corresponding box on the reverse side.) (Continued and to be marked, dated and signed, on the other side)